18. Financial instruments (Details 1) - BRL (R$) R$ in Millions	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Financial Instruments Details 1
Cash and cash equivalents	R$ 3,792	R$ 5,112
Financial instruments - Fair value hedge	28	0
Borrowings and financing	(4,588)	(5,869)
Other liabilities with related parties	(145)	(149)
Net debt	(913)	(906)
Shareholders' equity	R$ 13,292	R$ 12,597	R$ 13,352	R$ 14,194
Net debt to equity ratio	7.00%	7.00%